Palmer Square Income Plus Fund
A series of the Investment Managers Series Trust

Supplement dated May 2, 2014, to the
Prospectus dated January 31, 2014

Palmer Square Capital Management LLC, the advisor to the Palmer Square Income Plus Fund, has a new address.  All references in the Prospectus to the advisor’s principal address are hereby replaced with:

2000 Shawnee Mission Parkway, Suite 300
Mission Woods, KS 66205.

Please file this Supplement with your records.